EXHIBIT 4.2

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                  BIONOVO, INC.

                   AUTHORIZED COMMON STOCK: 90,000,000 SHARES

                                PAR VALUE: $0.001

Number                                                                    Shares






                                                               CUSIP 090643 10 7

THIS CERTIFIES THAT


Is The Record Holder Of

Shares of BIONOVO, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

--------------------------
President

                                                                          [SEAL]
--------------------------
Secretary

    Countersigned & Registered:_________________________________________________
                               Countersigned Transfer Agent-Authorized Signature

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT____________Custodian_________
                                                   (Cust)               (Minor)

TEN ENT - as tenants by the entireties            under Uniform Gift to Minors

JT TEN  - as joint tenants with right             Act___________________________
          of survivorship and not as                          (State)
          tenants in common
     Additional abbreviations may also be used though not in the above list.

 For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------


.................................................................................
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

.................................................................................


.................................................................................


shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


.................................................................................
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:..............................

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Notice Signature Guaranteed:

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SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED
NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY.